UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of Report (Date of earliest event Reported): May 5, 2017
Emclaire Financial Corp
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)
(724) 867-2311
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EMCLAIRE FINANCIAL CORP
CURRENT REPORT ON FORM 8-K

Item 2.06. Material Impairments.
On May 1, 2017, Emclaire Financial Corp (the “Company”) concluded that a $508,000 investment in subordinated debt issued by First NBC Bank Holding Company was other-than-temporarily impaired. On April 28, 2017, the Louisiana Office of Financial Institutions shut down First NBC Bank, the wholly owned banking subsidiary of First NBC Bank Holding Company, and named the FDIC as receiver for the bank.

The Company expects to record a pre-tax impairment charge on this investment in an amount up to $508,000 during the second quarter of 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emclaire Financial Corp

Date: May 5, 2017	By:	/s/ William C. Marsh
	Name:	William C. Marsh
	Title:	Chairman of the Board President and Chief Executive Officer